As filed with the Securities and Exchange Commission on March 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900


                     Date of fiscal year end: June 30, 2005

           Date of reporting period: July 1, 2004 - December 31, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.




                               ------------------
                               AUXIER FOCUS FUND
                               -----------------








                               SEMI-ANNUAL REPORT

                                DECEMBER 31, 2004
                                   (UNAUDITED)





                                  FUND ADVISOR:
                          Auxier Asset Management, LLC
                              5000 S.W. Meadows Rd.
                                    Suite 410
                            Lake Oswego, Oregon 97035

                   Toll Free: (877)-3Auxier or (877) 328-9437


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AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
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MARKET COMMENTARY
We are pleased to provide you with the Fund's semi-annual report for the period ended December 31, 2004. The Auxier Focus Fund returned 7.59% for the six-month period ended December 31, 2004 and 10.73% for the full year 2004. This compares with respective returns of 7.18% and 10.88% for the S&P 500 Index. The Fund is categorized as "Moderate Allocation" by Morningstar because the common stock exposure has been less than 70% of total assets. The stock portion of the Fund returned over 16% for the year. For a longer term perspective, the Fund's 5-year and since inception (7/9/99) average annual returns for the period ended December 31, 2004 were 8.93% and 8.69%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (877) 328-9437 OR VISIT THE FUND'S WEBSITE AT WWW.AUXIERASSET.COM. THE FUND CHARGES A 2.00% REDEMPTION FEE ON SHARES PURCHASED AFTER OCTOBER 11, 2004 AND REDEEMED WITHIN SIX MONTHS OF PURCHASE.)

The investment outlook for 2005 is a mixed bag. Strong corporate balance sheets, a favorable tax environment and improved governance, are offset by the specter of creeping inflation, rising interest rates and a fatigued consumer.

ENCOURAGING DEVELOPMENTS
- Corporate balance sheets are improving. The debt to capitalization ratio of the S&P 500, excluding financial stocks, has fallen to 33% from 47% 15 years ago. Companies have over $2 trillion in cash which is about 20% of total market capitalization.

- Tax rates on dividends and capital gains are providing important savings incentives. Tax receipts have been proven to increase with lower rates. In addition, corporations should increasingly forsake retained earnings and making acquisitions with such an attractive dividend tax rate available. Most acquisitions destroy shareholder value. Hopefully more cash flows will now find their way back to the owners. Historically, 41% of the returns from stocks in the S&P 500 have come from dividends.

- Corporate governance is attracting greater scrutiny. Stock options will be expensed by mid-2005. Greater disclosure and accurate reporting should help restore investor confidence.

- The prospects for tort reform look more promising given a Republican President and GOP gains in the house and senate. Many class action suits of at least $5 million will shift from state courts to federal courts, which have traditionally been more business friendly. We own a number of companies that would potentially benefit enormously as the market tends to become overly pessimistic in valuing litigation risk.

- Health Savings Accounts (HSAs) are on the rise. HSAs are a strong first step in providing incentives for individuals to evaluate their health care costs while being rewarded for their savings efforts.

AREAS OF INCREASING RISK
- High levels of bullish sentiment are often a reliable contrarian indicator for market corrections. At year-end, Investors Intelligence' gauge of bullish sentiment exceeded 62%.

- Initial public offerings (new supply) totaled over $45 billion with 238 companies coming to market in 2004. We focus carefully on supply and demand in all markets.

- Inflation is ticking up. The Consumer Price Index (CPI) rose 3.3% for 2004. With the Federal Reserve's "fed funds" rate at 2.25%, compared to an inflation rate of 3.3%, as measured by the CPI, we believe higher rates are imminent. The normal spread between inflation and fed funds is approximately 2%.

- According to Fitch Ratings, inflation of raw materials should add an additional $6,800-7,500 to the cost of a typical new home. Higher raw materials prices can squeeze profit margins, and higher inflation can lead to compression in price to earnings multiples.

- The full stimulative effects of a weak dollar typically take 18-22 months to be felt. This is a boon for multinationals but often has an adverse impact on interest rate levels. In the 1985-87 period, investors


                                       1

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AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
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         underestimated  the powerful  stimulative  effect of a weak dollar. The market was up 42% in 1987 before sharply higher interest rates spoiled the party. The S&P 500 finished the year up a scant 2%.

- Consumer borrowing has risen more than 50% over the past four years to $7 trillion. One third of recent borrowings are based on adjustable rates. The average household carries $14,000 in credit-card debt. We are long overdue for a consumer recession.

- If the dollar continues to decline, the Federal Reserve may be forced to raise rates much more aggressively, leaving those tethered to variable rate borrowing vulnerable. In 1994, the Fed had to move from 1/4% increases to 3/4% increases to support a declining currency. Such aggressive tightening measures can lead to great bargain hunting.-

The macroeconomic backdrop for 2005 is more uncertain than it has been in some time. Nonetheless, it is important to seize opportunities created by a mixed macro outlook. In such an environment, careful investment selection and disciplined buying will be crucial. An added emphasis on management talent and capital allocation skills is warranted. Also, businesses that have low mandatory capital spending with substantial discretionary cash flow will have greater advantages. As always, we have a healthy respect for risk and the ability to wait for attractive valuations. Our first question when we invest is how much can we lose. Therefore, we try to quantify the risk factor to insure we are getting adequately paid for the risk taken, especially as a steward dealing with other peoples' money.

OPPORTUNITIES IN HEALTH CARE
We are finding pockets of opportunity in the health care sector, which has been under duress due to an uncertain regulatory environment. While regulatory reforms have grabbed the headlines, we believe investors are giving short shrift to appealing long-term demographics. For example, according to recent government statistics, 65% of Americans are overweight. By 2010, one out of eight Americans will be in the 55-64 age bracket. By 2015, the number of seniors over 65 is projected to increase from approximately 35 million to over 45 million. We are simply getting older and fatter.

We have found attractively priced companies such as health care insurers Wellpoint, Inc. and First Health Group Corp., cardiovascular device makers Guidant Corp. and Boston Scientific, hospital chains HCA, Inc. and Health Management Associates, Inc., plus pharmacies CVS Corp. and Priority Healthcare Corp. In addition, we note that scale is becoming more important in health care and has helped drive a wave of consolidation. We benefited directly in the fourth quarter from takeovers. Guidant Corp. was acquired by Johnson & Johnson and First Health Group Corp. by Coventry. Last, the major pharmaceutical stocks are trading at close to 30-year lows versus the market. They have been suffering from poor fundamentals and look attractive on a price basis. However, we are waiting for an improvement in operating conditions before getting more proactive in the shares.

GLOBAL DISTRIBUTION ON SALE
We are always on the lookout for high quality businesses at beaten down price levels. Some recent examples include: American International Group, Inc. fell 20% in October in the wake of New York Attorney General Elliot Spitzer's investigation of the insurance industry. Similarly, scandals rocked Citigroup, Inc., which dipped to an attractive 10 times estimated 2005 earnings. Coca Cola Co. recently dropped to price levels 50% lower than 1998 levels due to poor managerial execution. All three companies possess world-class distribution systems that would cost a multiple of current market valuations to build from scratch. In addition, all three have the scale necessary for capturing growth in faster growing emerging markets. We believe the challenges faced by these companies are short-term in nature and mask the true underlying value of their franchises. They also provide a hedge against a declining dollar given their large international exposure.

We appreciate your trust and support.

Jeff Auxier


                                       2
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AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (877) 328-9437 OR VISITING THE FUND'S WEBSITE AT WWW.AUXIERASSET.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived. Performance shown is for the Fund's Investor Class shares; returns for other share classes will vary. Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund's Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

As a non-diversified fund, the Fund will be subject to substantially more investment risk and potential for volatility than a diversified fund because its portfolio may at times focus on a limited number of companies. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

The views in this letter were those of the Fund Manager as of December 31, 2004 and may not reflect his views on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. Forum Fund Services, LLC, Distributor. Effective March 1, 2005, Forum Fund Services, LLC will change its name to Foreside Fund Services, LLC.


                                       3
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AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
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
   SHARES     SECURITY DESCRIPTION                                                                            VALUE

COMMON STOCK - 72.7%
BASIC MATERIALS - 1.1%
       11,000 Longview Fibre Co.                                                                                $ 199,540
       18,000 Plum Creek Timber Co., Inc.                                                                         691,920
                                                                                                         -----------------
                                                                                                                  891,460
                                                                                                         -----------------

CONSUMER DISCRETIONARY - 13.5%
       11,900 Catalina Marketing Corp.                                                                            352,597
        4,900 CBRL Group, Inc.                                                                                    205,065
        8,000 Comcast Corp. +                                                                                     266,240
        4,000 Costco Wholesale Corp.                                                                              193,640
       19,800 CVS Corp.                                                                                           892,386
        9,075 D.R. Horton, Inc.                                                                                   365,813
       34,150 Family Dollar Stores, Inc.                                                                        1,066,504
       16,550 Gap, Inc.                                                                                           349,536
        2,000 Home Depot, Inc.                                                                                     85,480
       27,500 Interpublic Group of Cos., Inc. +                                                                   368,500
       13,100 ITT Educational Services, Inc. +                                                                    622,905
        8,000 Leapfrog Enterprises, Inc. +                                                                        108,800
       45,947 Liberty Media Corp. Class A +                                                                       504,498
        2,774 Liberty Media International, Inc. Class A +                                                         128,242
        3,700 Lowe's Cos., Inc.                                                                                   213,083
       48,600 Maximus, Inc. +                                                                                   1,512,432
        8,000 McDonald's Corp.                                                                                    256,480
        3,350 Nu Skin Enterprises, Inc. Class A                                                                    85,023
        3,000 Office Depot, Inc. +                                                                                 52,080
        4,000 Southwest Airlines Co.                                                                               65,120
       16,800 Tiffany & Co.                                                                                       537,096
       33,600 Time Warner, Inc. +                                                                                 653,184
        9,550 TJX Cos., Inc.                                                                                      239,991
        4,550 Tribune Co.                                                                                         191,737
        7,100 Wal-Mart Stores, Inc.                                                                               375,022
        6,950 Weight Watchers International, Inc. +                                                               285,437
       11,000 Yum! Brands, Inc.                                                                                   518,980
        2,800 Zale Corp. +                                                                                         83,636
                                                                                                         -----------------
                                                                                                               10,579,507
                                                                                                         -----------------

CONSUMER STAPLES - 8.8%
       18,900 Altria Group, Inc,                                                                                1,154,790
       43,000 Coca-Cola Co.                                                                                     1,790,090
       14,000 Diageo plc. ADR                                                                                     810,320
      225,500 DIMON, Inc.                                                                                       1,515,360
        4,000 Helen of Troy Ltd. +                                                                                134,440
        9,000 Kraft Foods, Inc.                                                                                   320,490
        7,500 Kroger Co. +                                                                                        131,550
       20,600 National Beverage Corp.                                                                             171,392
        2,000 Nestle SA ADR                                                                                       130,815
       27,600 Safeway, Inc. +                                                                                     544,824
        3,000 Standard Commercial Corp.                                                                            58,380
        2,500 UST, Inc.                                                                                           120,275
                                                                                                         -----------------
                                                                                                                6,882,726
                                                                                                         -----------------


See Notes to Financial Statements.     4
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AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
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   SHARES     SECURITY DESCRIPTION                                                                            VALUE

ENERGY - 1.5%
        8,000 ChevronTexaco Corp.                                                                               $ 420,080
       15,000 El Paso Corp.                                                                                       156,000
          200 LUKOIL ADR                                                                                           24,280
          500 PetroChina Company Ltd. ADR                                                                          26,845
        2,950 Petroleo Brasileiro ADR                                                                             117,351
          600 Sibneft ADR +                                                                                        18,000
          550 Surgutneftegaz ADR                                                                                   20,625
       17,000 Willbros Group, Inc. +                                                                              391,850
                                                                                                         -----------------
                                                                                                                1,175,031
                                                                                                         -----------------

FINANCIALS - 21.6%
        6,400 American Express Co.                                                                                360,768
       25,250 American International Group, Inc.                                                                1,658,168
       16,550 AON Corp.                                                                                           394,883
       35,600 Assurant Inc.                                                                                     1,087,580
       20,208 Bank of America Corp.                                                                               949,574
        2,000 Bank of New York, Inc.                                                                               66,840
          192 Berkshire Hathaway, Inc. Class B +                                                                  563,712
        2,500 Cascade Financial Corp.                                                                              47,000
       44,993 Citigroup, Inc.                                                                                   2,167,763
        8,000 Equifax, Inc.                                                                                       224,800
       14,900 Federal Home Loan Mortgage Corp. (Freddie Mac)                                                    1,098,130
        8,000 FirstService Corp. +                                                                                130,960
        6,008 Gladstone Commercial Corp.                                                                          102,737
       24,750 H&R Block, Inc.                                                                                   1,212,750
        5,544 JPMorgan Chase & Co.                                                                                216,271
       15,150 Marsh & McLennan Cos., Inc. +                                                                       498,435
       15,900 MBNA Corp.                                                                                          448,221
        7,950 Montpelier RE Holdings Ltd.                                                                         305,678
        5,000 Morgan Stanley                                                                                      277,600
       10,000 Old Republic International Corp.                                                                    253,000
        7,000 PMI Group, Inc.                                                                                     292,250
        4,000 SAFECO Corp.                                                                                        208,960
       33,577 St. Paul Travelers Cos., Inc.                                                                     1,244,699
        2,600 Student Loan Corp.                                                                                  478,400
       65,300 Unumprovident Corp.                                                                               1,171,482
        2,860 Washington Federal, Inc.                                                                             75,904
       34,350 Washington Mutual, Inc.                                                                           1,452,318
                                                                                                         -----------------
                                                                                                               16,988,883
                                                                                                         -----------------

HEALTH CARE - 14.8%
        8,750 Amgen, Inc. +                                                                                       561,313
       10,000 Apria Healthcare Group, Inc. +                                                                      329,500
       13,500 Baxter International, Inc.                                                                          466,290
        4,700 Cardinal Health, Inc.                                                                               273,305
       50,212 Chronimed, Inc. +                                                                                   327,884
       17,050 Express Scripts, Inc. +                                                                           1,303,302
       48,389 First Health Group Corp. +                                                                          905,358
        5,800 Guidant Corp.                                                                                       418,180
       10,000 HCA, Inc.                                                                                           399,600
       68,700 Health Management Associates, Inc.                                                                1,560,864
        7,150 Medco Health Solutions, Inc. +                                                                      297,440
        3,650 Merck & Co., Inc.                                                                                   117,311
       23,500 Pfizer, Inc.                                                                                        631,915
       73,757 Priority Healthcare Corp. Class B +                                                               1,605,690
        4,739 SeraCare Life Sciences, Inc. +                                                                       69,900
        8,000 WellPoint, Inc. +                                                                                   920,000
       33,300 Wyeth                                                                                             1,418,247
                                                                                                         -----------------
                                                                                                               11,606,099
                                                                                                         -----------------


See Notes to Financial Statements.     5
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AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
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   SHARES     SECURITY DESCRIPTION                                                                            VALUE

INDUSTRIALS - 0.9%
        3,000 Boeing Corp.                                                                                      $ 155,310
       11,500 Tyco International Ltd.                                                                             411,010
        4,400 Waste Management, Inc.                                                                              131,736
                                                                                                         -----------------
                                                                                                                  698,056
                                                                                                         -----------------

INFORMATION TECHNOLOGY - 7.2%
       11,000 Automatic Data Processing, Inc.                                                                     487,850
       36,700 BISYS Group, Inc. +                                                                                 603,715
       10,000 Ceridian Corp. +                                                                                    182,800
       59,550 Cypress Semiconductor Corp. +                                                                       698,522
       53,400 eFunds Corp. +                                                                                    1,282,134
       20,000 Electronic Data Systems Corp.                                                                       462,000
       30,500 Fair Isaac Corp.                                                                                  1,118,740
       10,220 First Data Corp.                                                                                    434,759
          549 Freescale Semiconductor, Inc. Class B +                                                              10,080
        5,000 Microsoft Corp.                                                                                     133,550
        7,700 SunGard Data Systems, Inc. +                                                                        218,141
                                                                                                         -----------------
                                                                                                                5,632,291
                                                                                                         -----------------

TELECOMMUNICATIONS - 2.5%
        4,975 Motorola, Inc.                                                                                       85,570
       35,650 SK Telecom Co, Ltd. ADR                                                                             793,212
       27,650 Telefonos De Mexico SA ADR                                                                        1,059,548
                                                                                                         -----------------
                                                                                                                1,938,330
                                                                                                         -----------------

UTILITIES - 0.8%
       24,000 Duke Energy Corp.                                                                                   607,920
        2,000 IDACORP, Inc.                                                                                        61,140
                                                                                                         -----------------
                                                                                                                  669,060
                                                                                                         -----------------

Total Common Stock (Cost $47,518,375)                                                                          57,061,443
                                                                                                         -----------------

                                                                                   RATE

PREFERRED STOCK - 4.5%
CONSUMER DISCRETIONARY - 1.1%
       18,375 Interpublic Group of Cos., Inc.                                      5.38 %                         907,266
                                                                                                         -----------------

ENERGY - 0.1%
        2,000 El Paso Corp.                                                        9.00                            63,750
                                                                                                         -----------------

FINANCIALS - 2.1%
       19,300 St. Paul Travelers Cos., Inc.                                        9.00                         1,292,714
        9,800 Unumprovident Corp.                                                  8.25                           354,025
                                                                                                         -----------------
                                                                                                                1,646,739
                                                                                                         -----------------

UTILITIES - 1.2%
          305 AEP Texas Central Co.                                                4.00                            21,712
          200 Boston Edison Co.                                                    4.25                            16,531
          400 Cincinnati Gas & Electric Co.                                        4.00                            30,400
          300 Cincinnati Gas & Electric Co.                                        4.75                            28,031
        1,500 Connecticut Light & Power Co.                                        1.90                            51,750
        1,000 Connecticut Light & Power Co.                                        2.00                            36,313
        1,500 Connecticut Light & Power Co.                                        3.90                            52,875
        1,500 Dayton Power & Light Co.                                             3.90                           110,109
          400 Exelon Corp.                                                         3.80                            29,410
        1,300 Great Plains Energy, Inc.                                            4.50                           105,625
        4,000 Hawaiian Electric Co.                                                4.25                            61,250
          300 Indianapolis Power & Light Co.                                       4.00                            20,400
           78 MidAmerican Energy Co.                                               3.30                             4,899


See Notes to Financial Statements.     6
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AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
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   SHARES     SECURITY DESCRIPTION                                                 RATE         MATURITY      VALUE

           80 MidAmerican Energy Co.                                               3.90 %                         $ 5,935
          100 Monongahela Power Co.                                                4.40                             7,398
        1,300 Northern Indiana Public Services Co.                                 4.25                           102,018
        1,000 Pacific Enterprises Inc. - Sempra Energy                             4.50                            86,000
          945 Public Service Electric & Gas Co.                                    4.08                            74,891
        8,800 TXU Europe Capital I                                                 9.75                            52,800
          600 TXU US Holdings Co.                                                  5.08                            53,250
          300 Westar Energy Inc.                                                   4.25                            22,069
                                                                                                         -----------------
                                                                                                                  973,666
                                                                                                         -----------------

Total Preferred Stock (Cost $3,416,923)                                                                         3,591,421
                                                                                                         -----------------

EXCHANGE TRADED FUNDS - 0.2%
       10,000 iShares MSCI Germany Index Fund  (Cost $94,200)                                                     186,300
                                                                                                         -----------------

  FACE AMOUNT

ASSET BACKED OBLIGATIONS - 1.1%
       51,794 Scotia Pacific Co., LLC                                              6.55         01/20/07           52,862
      905,000 Scotia Pacific Co., LLC                                              7.11         01/20/14          787,916
                                                                                                         -----------------
Total Asset Backed Obligations (Cost $880,964)                                                                    840,778
                                                                                                         -----------------

CORPORATE BONDS - 6.0%
CONSUMER DISCRETIONARY - 0.3%
       95,000 AOL Time Warner, Inc.                                                5.63         05/01/05           95,883
       50,000 Fruit of the Loom ++                                                 7.38         11/15/23                -
      135,000 General Motors Corp.                                                 7.13         07/15/13          138,369
                                                                                                         -----------------
                                                                                                                  234,252
                                                                                                         -----------------

ENERGY - 0.8%
      220,000 Coastal Corp.                                                        7.50         08/15/06          233,750
      190,000 Coastal Corp.                                                        6.70         02/15/07          195,600
      115,000 Coastal Corp.                                                        6.50         06/01/08          117,012
       50,000 Newpark Resources, Inc.                                              8.63         12/15/07           50,875
                                                                                                         -----------------
                                                                                                                  597,237
                                                                                                         -----------------

FINANCIALS - 0.6%
      263,530 Finova Capital Corp.                                                 7.50         11/15/09          129,130
      100,000 GMAC                                                                 5.75         10/15/06          100,754
      200,000 GMAC                                                                 6.88         09/15/11          205,232
                                                                                                         -----------------
                                                                                                                  435,116
                                                                                                         -----------------

HEALTH CARE - 1.4%
      705,000 Cardinal Health, Inc.                                                4.45         06/30/05          708,273
      445,000 Tenet Healthcare Corp.                                               6.38         12/01/11          414,962
                                                                                                         -----------------
                                                                                                                1,123,235
                                                                                                         -----------------

INDUSTRIALS - 1.1%
       87,374 Grupo TMM SA                                                        10.50         08/01/07           88,248
       51,000 Waste Management, Inc.                                               7.00         05/15/05           51,536
       94,000 Waste Management, Inc.                                               7.38         08/01/10          107,873
      571,000 Waste Management, Inc.                                               7.65         03/15/11          653,500
                                                                                                         -----------------
                                                                                                                  901,157
                                                                                                         -----------------

INFORMATION TECHNOLOGY - 0.1%
      100,000 Danka Business Systems                                              10.00         04/01/08           96,500
                                                                                                         -----------------


See Notes to Financial Statements.     7


--------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

   SHARES     SECURITY DESCRIPTION                                                 RATE         MATURITY      VALUE

UTILITIES - 1.7%
      445,000 Dominion Resources, Inc.                                             2.80 %       02/15/05        $ 445,254
      255,000 Indianapolis Power & Light Co.                                       8.00         10/15/06          270,790
       65,000 Indianapolis Power & Light Co.                                       7.38         08/01/07           69,382
       50,000 Monongahela Power                                                    5.00         10/01/06           51,153
      275,000 Sierra Pacific Power Co.                                             8.00         06/01/08          302,500
       50,000 Southern California Edison                                           6.38         01/15/06           51,582
      200,000 Southern Energy, Inc. - Mirant Corp. ++, **                          7.90         07/15/09          150,000
                                                                                                         -----------------
                                                                                                                1,340,661
                                                                                                         -----------------

Total Corporate Bonds (Cost $4,496,805)                                                                         4,728,158
                                                                                                         -----------------

MUNICIPAL BONDS - 1.6%
    1,500,000 Ontario Hydro Residual Strip +, +/-                                  5.42         10/01/20          538,956
      706,000 Ontario Hydro Residual Strip +, +/-                                  5.48         11/27/20          249,544
    1,095,000 Ontario Hydro Residual Strip +, +/-                                  5.57         10/15/21          363,279
      235,000 Ontario Hydro Residual Strip +, +/-                                  5.56         08/18/22           74,629

                                                                                                         -----------------
Total Municipal Bonds (Cost $965,514)                                                                           1,226,408
                                                                                                         -----------------

   SHARES

SHORT-TERM INVESTMENTS - 14.5%
MONEY MARKET FUNDS - 9.7%
    3,906,790 CitiSM Institutional U.S. Treasury Reserves                                                       3,906,790
    3,727,173 CitiSM Institutional Cash Reserves Class O                                                        3,727,173
                                                                                                         -----------------
Total Money Market Funds (Cost $7,633,963)                                                                      7,633,963
                                                                                                         -----------------

  PRINCIPAL

MONEY MARKET DEPOSIT ACCOUNT - 4.8%
    3,759,831 Citibank Money Market Deposit Account (Cost $3,759,831)                                           3,759,831
                                                                                                         -----------------

Total Investments in Securities - 100.6%  (Cost $68,766,575)*                                                $ 79,028,302
Other Assets & Liabilities, Net - (0.6%)                                                                         (509,962)
                                                                                                         -----------------
NET ASSETS - 100.0%                                                                                          $ 78,518,340
                                                                                                         =================


See Notes to Financial Statements.     8

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------


              PORTFOLIO HOLDINGS
              % of Total Investments
              Financials                                                   24.1%
              Health Care                                                  16.1%
              Consumer Discretionary                                       14.8%
              Consumer Staples                                              8.7%
              Information Technology                                        7.2%
              Utilities                                                     3.8%
              Telecommunications                                            2.5%
              Energy                                                        2.3%
              Basic Materials                                               2.0%
              Industrials                                                   1.1%
              Money Market Funds                                            9.7%
              Money Market Deposit Account                                  4.8%
              Municipal Bonds                                               1.6%
              Asset Backed Obligations                                      1.1%
              Exchange Traded Funds                                         0.2%
                                                                        --------
                                                                          100.0%

------------------------------------------------------------------------
ADR  American Depositary Receipt.
+    Non-income producing security.
++ Securities are currently in default on scheduled interest or principal payments.
** This security may be resold to "qualified institutional buyers" under Rule 144A or pursuant to Section 4 (2) of the Securities Act of 1933, as amended. As of December 31, 2004, the value of the security totaled $150,000, which represents 0.2% of net assets. Following is additional information on the security:

                               SECURITY     ACQUISITION COST    ACQUISITION DATE

     Southern Energy, Inc. - Mirant Corp.      $129,000               5/7/03

+/-  Zero coupon bond. Interest rate presented is yield to maturity.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:
     Gross Unrealized Appreciation                                   $10,960,693
     Gross Unrealized Depreciation                                     (698,966)
                                                                ----------------
     Net Unrealized Appreciation (Depreciation)                      $10,261,727
                                                                ================


See Notes to Financial Statements.     9

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
      Total investments, at value (Cost $68,766,575)                                                          $ 79,028,302
      Receivables:
         Fund shares sold                                                                                            3,714
         Interest and dividends                                                                                    169,880
         Expense reimbursement from Advisor                                                                            606
                                                                                                         ------------------

Total Assets                                                                                                    79,202,502
                                                                                                         ------------------

LIABILITIES
      Payables:
         Investment securities purchased                                                                           153,509
         Dividends                                                                                                 441,067
      Accrued Liabilities:
         Payables to related parties                                                                                71,712
         Trustees' fees and expenses                                                                                   311
         Other expenses                                                                                             17,563
                                                                                                         ------------------

Total Liabilities                                                                                                  684,162
                                                                                                         ------------------

NET ASSETS                                                                                                    $ 78,518,340
                                                                                                         ==================

COMPONENTS OF NET ASSETS
      Paid-in capital                                                                                         $ 68,258,592
      Accumulated undistributed (distributions in excess of) net investment income                                  29,223
      Accumulated net realized gain (loss) on investments and foreign currency transactions                        (31,202)
      Net unrealized appreciation (depreciation) on investments and foreign currency translations               10,261,727
                                                                                                         ------------------

NET ASSETS                                                                                                    $ 78,518,340
                                                                                                         ==================

NET ASSET VALUE, OFFERING AND REDEMPTION  PRICE PER SHARE
      Based on net assets of $78,518,340 and 5,433,864 shares outstanding (unlimited shares authorized)            $ 14.45
                                                                                                         ------------------


See Notes to Financial Statements.     10

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Interest income                                                                                       $ 274,481
    Dividend income (net foreign withholding taxes of $3,018)                                               489,253
                                                                                                  ------------------
Total Investment Income                                                                                     763,734
                                                                                                  ------------------

EXPENSES
    Investment advisor fees                                                                                 476,022
    Trustees' fees and expenses                                                                                 606
                                                                                                 ------------------
Total Expenses                                                                                              476,628
    Fees waived and expenses reimbursed                                                                        (606)
                                                                                                 ------------------
Net Expenses                                                                                                 476,022
                                                                                                  ------------------

NET INVESTMENT INCOME (LOSS)                                                                                 287,712
                                                                                                  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain (loss) on investments and foreign currency transactions                                855,658
    Net change in unrealized appreciation (depreciation) on investments and foreign currency translations  4,570,056
    4,570,056
                                                                                                   ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS                                                                      5,425,714
                                                                                                   ------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                        $ 5,713,426
                                                                                                   ==================


See Notes to Financial Statements.     11

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                        Six Months
                                                                           Ended               Year Ended
                                                                     December 31, 2004        June 30, 2004
                                                                    --------------------   --------------------

OPERATIONS
      Net investment income (loss)                                             $ 287,712              $ 387,838
      Net realized gain (loss) on investments and foreign currency transactions  855,658                490,819
      Net change in unrealized appreciation (depreciation) on investments
          and foreign currency translations                                    4,570,056              4,811,194

                                                                     --------------------   --------------------
Increase (Decrease) in Net Assets from Operations                              5,713,426              5,689,851
                                                                     --------------------   --------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net investment income                                                     (441,067)              (452,175)
      Net realized gains                                                      (1,322,191)                     -
                                                                     --------------------   --------------------

Total Distributions to Shareholders                                           (1,763,258)              (452,175)
                                                                     --------------------   --------------------

CAPITAL SHARE TRANSACTIONS
      Sale of shares:
          Investor Shares                                                     15,770,000             36,909,246
      Reinvestment of distributions:
          Investor Shares                                                      1,306,249                451,024
      Redemption of shares:
          Investor Shares                                                    (6,392,682)            (3,853,565)
      Redemption fees:
          Investor Shares                                                             43                      -
                                                                     --------------------   --------------------
Increase (Decrease) from Capital Share Transactions                           10,683,610             33,506,705
                                                                     --------------------   --------------------
Increase (Decrease) in Net Assets                                             14,633,778             38,744,381

NET ASSETS
      Beginning of Period                                                     63,884,562             25,140,181
                                                                     --------------------   --------------------
      End of Period (a)                                                    $ 78,518,340           $ 63,884,562
                                                                     ====================   ====================

SHARE TRANSACTIONS
      Sale of shares:
          Investor Shares                                                      1,157,754              2,752,156
      Reinvestment of distributions:
          Investor Shares                                                         91,282                 34,143
      Redemption of shares:
          Investor Shares                                                       (465,031)              (289,608)
                                                                     --------------------   --------------------
Increase (Decrease) in Shares                                                    784,005              2,496,691
                                                                     ====================   ====================

      (a)  Accumulated undistributed net investment income                      $ 29,223              $ 182,578
                                                                     --------------------   --------------------


See Notes to Financial Statements.     12

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:
                                                                                                         JULY 9,
                                 SIX MONTHS                                                             1999 (A)
                                   ENDED                                                                 THROUGH
                                  DECEMBER 31,                 YEAR ENDED JUNE 30,                       JUNE 30,
                                                ----------------------------------------------------
                                    2004          2004          2003          2002          2001          2000
                                 -----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                 $ 13.74       $ 11.68       $ 11.33       $ 11.43        $ 9.99       $ 10.00
                                 -----------    ----------    ----------    ----------    ----------    ----------

INVESTMENT
OPERATIONS
Net investment income (loss)           0.06  (b)     0.13  (b)     0.20          0.08          0.17          0.18
Net realized and unrealized
 gain (loss) on investments            0.98          2.10          0.42         (0.07)         1.43         (0.16)
                                 -----------    ----------    ----------    ----------    ----------    ----------
Total from Investment
Operations                             1.04          2.23          0.62          0.01          1.60          0.02
                                 -----------    ----------    ----------    ----------    ----------    ----------

DISTRIBUTIONS TO
SHAREHOLDERS
FROM
Net investment income                 (0.08)        (0.17)        (0.10)        (0.09)        (0.13)        (0.03)
Net realized gain on investments      (0.25)            -         (0.17)        (0.02)        (0.03)            -
                                 -----------    ----------    ----------    ----------    ----------    ----------
Total Distributions
to Shareholders                       (0.33)        (0.17)        (0.27)        (0.11)        (0.16)        (0.03)
                                 -----------    ----------    ----------    ----------    ----------    ----------
REDEMPTION FEE (B)                        -  (c)        -             -             -             -             -
                                 -----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE,
END OF PERIOD                       $ 14.45       $ 13.74       $ 11.68       $ 11.33       $ 11.43        $ 9.99
                                 ===========    ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (D)                      7.59%        19.17%         5.72%         0.07%        16.11%         0.23%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of
 Period (000's omitted)             $78,518       $63,885       $25,141       $16,638        $7,084        $1,336
Ratios to Average Net Assets:
 Net investment income (loss)         0.82% (e)     0.97%         1.89%         0.73%         1.56%         1.84% (e)
 Net expenses                         1.35% (e)     1.35%         1.35%         1.35%         1.35%         1.35% (e)
 Gross expenses (f)                   1.36% (e)     1.35%         1.36%         1.37%         1.41%         1.62% (e)

PORTFOLIO TURNOVER RATE                 19%           18%           37%           56%           41%          188%

--------------------------------------------------------------

(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Less than $0.01 per share.
(d) Total return for periods less than one year is not annualized.
(e) Annualized.
(f) The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.


See Notes to Financial Statements.     13

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to Auxier Focus Fund (the "Fund"), a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-two investment portfolios. On December 10, 2004, the Fund acquired the assets and assumed the liabilities of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund") in a tax-free reorganization (the "Reorganization"). The Predecessor Fund maintained the same investment objective and investment policies as those of the Fund. Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds (the "Ameriprime Fund"). On January 3, 2003, the Predecessor Fund acquired the assets and assumed the liabilities of the Ameriprime Fund in a tax-free reorganization.

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares, and C Shares. Investor Shares commenced operations on July 9, 1999. As of December 31, 2004, A Shares and C Shares had not commenced operations. A Shares generally have a front-end sales charge. The Fund is intended for long-term investors. The Fund charges a contingent deferred sales charge of 1.00% on A and C shares purchased without an initial sales charge and redeemed less than one year after they are purchased.

Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on the ratio of the class' net assets to the total net assets of the Fund.

The Fund seeks long-term capital appreciation by investing primarily in a portfolio of common stocks that the Fund's investment advisor believes offer growth opportunities at a reasonable price.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Advisor believes that the prices or values available are unreliable. SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. These fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of the Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include distribution fees, transfer agency fees, registration fees and certain expenses as determined by the Trust's Board.

REDEMPTION FEES - To discourage short-term trading and market timing, the Fund charges a redemption fee of 2.00% of the net asset value of Investor Shares redeemed if the shares were purchased after October 11, 2004 and if the shares are owned less than 180 days. The Fund charges a redemption fee of 2.00% of the net asset value of A and C shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. The Fund collected $43 in redemption fees during the six months ended December 31, 2004.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or, if the securities are registered, to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding the restricted securities held by the Fund is included in the Fund's Schedule of Investments.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Auxier Asset Management, LLC (the "Advisor") is the investment advisor to the Fund. Pursuant to a Management Agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 1.35% of the Fund's average daily net assets. Under the terms of the Management Agreement, the Advisor is obligated to pay all expenses of the Fund, except brokerage costs, taxes, borrowing costs, commissions, certain compensation and expenses of the Trustees and extraordinary and non-recurring expenses.

ADMINISTRATION  AND OTHER  SERVICES -  Citigroup  Global  Transaction  Services,
through   its   various   affiliates   (collectively   "Citigroup"),    provides
administration, portfolio accounting, and transfer agency services to the Fund.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

DISTRIBUTION - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act with respect to A Shares and C Shares, the Fund pays the Distributor a fee at an annual rate of 0.25% of the average daily net assets of A Shares and up to 1.00% of the average daily net assets of C Shares. The Distributor may pay some or all of these fees to various financial institutions, including the Advisor, that provide distribution or shareholder services. The Distribution Plan obligates the Fund to pay the Distributor compensation for the Distributor's services and not as reimbursement for certain expenses incurred. For the six months ended December 31, 2004, the Distributor did not receive any fees. Effective March 1, 2005, the Distributor will change its name to Foreside Fund Services, LLC.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer ("CCO") to the Trust as well as certain additional compliance support functions.

Certain Trustees and officers of the Trust are directors, officers, or employees of the aforementioned companies. No officer, except for the CCO, is compensated by the Trust.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses so that net expenses of Investor Shares, A Shares and C Shares do not exceed 1.35%, 1.35% and 2.10%, respectively, of that class' average daily net assets through October 31, 2005. For the six months ended December 31, 2004, the Advisor waived fees of $606.

NOTE 5.  SECURITY TRANSACTIONS

The  cost  of  purchases  and  proceeds  from  sales  of  securities  (including
maturities),   other  than   short-term   investments,   were   $22,954,980  and
$10,501,683, respectively, for the six months ended December 31, 2004.

NOTE 6.  CHANGE IN ACCOUNTANTS

On March 14, 2004, Cohen McCurdy, Ltd. ("Cohen") replaced McCurdy & Associates CPA's, Inc. ("McCurdy") as the Fund's auditors for the fiscal year ending June 30, 2004, effective upon the resignation of McCurdy. Upon receipt of notice that Cohen was selected as the Fund's auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy's reports on the Fund's financial statements for the fiscal year ended June 30, 2003 contained no adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended June 30, 2003 through the date of engagement of Cohen, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused McCurdy to make reference to the subject matter of the disagreements in connection with its reports on the Fund's financial statements for such periods.

Neither  the Fund nor anyone on its behalf  consulted  with Cohen on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund's financial statements as a result of such consultations or (ii) concerned the subject of a disagreement with McCurdy or a reportable event.

Pursuant to the Reorganization, Deloitte & Touche LLP replaced Cohen as the Fund's auditors.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 7.  PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's web site at http://www.auxierasset.com/focus_fund.htm and on the SEC's website at http://www.sec.gov. The Predecessor Fund's voting record for the 12-month period ended June 30, 2004 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's web site at http://www.sec.gov.

NOTE 8.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Predecessor Fund's Form N-Q for the quarter ended September 30, 2004 is available, without charge, on the SEC's web site at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9.  SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs for certain share classes, including sales charges (loads) on purchases and redemptions; redemption fees; and (2) ongoing costs, including management fees; Rule 12b-1 distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004, through December 31, 2004.

ACTUAL EXPENSES - The "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" column to estimate the expenses you paid on your account during this period. The Fund charges redemption fees, which are not included in the following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund charges redemption fees, which are not included in the following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.


                                   BEGINNING                 ENDING                 EXPENSES                ANNUAL
                                 ACCOUNT VALUE           ACCOUNT VALUE             PAID DURING             EXPENSE
                                 JULY 1, 2004          DECEMBER 31, 2004           PERIOD (A)               RATIO
                                 ------------          -----------------           ----------               -----
INVESTOR SHARES
Actual Return                      $1,000.00               $1,075.92                  $7.06                 1.35%
Hypothetical Return                $1,000.00               $1,018.40                  $6.87                 1.35%

  (a) Expenses are equal to the fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

                               ------------------
                               AUXIER FOCUS FUND
                               -----------------






                              FOR MORE INFORMATION

                             P.O. Box 446 Portland,
                                   Maine 04112
                                  (877)-3AUXIER
                                 (877) 328-9437

                               INVESTMENT ADVISOR
                             Auxier Asset Management
                             5000 S.W. Meadows Road
                                    Suite 410
                            Lake Oswego, Oregon 97035

                                 TRANSFER AGENT
                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112

[LOGO]
                                     DFDENT
                                    PREMIER
                                  GROWTH FUND

                              SEMI-ANNUAL REPORT
                                  (UNAUDITED)

                               DECEMBER 31, 2004




[LOGO]
                                     DFDENT
                                & COMPANY, INC.
                             --------------------
                              INVESTMENT COUNSEL

                               2 PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                          (866) 2DF-DENT (TOLL FREE)

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

Your Fund accomplished a +8.57% total return for the first six months of the current fiscal year (7/1/04 -12/31/04) compared to a +7.18% total return for the S&P 500 Composite Index, the benchmark we use for performance comparison. For the 2004 calendar year your Fund generated a +17.88% total return versus +10.87% for the S&P 500 Index. Since inception (7/16/01), the Fund has a cumulative return of +29.20% versus the S&P 500 Index return of +6.81% and an average annual return of +7.68% versus the S&P Index return of 1.92%. Consequently, your Fund has outperformed the S&P 500 Index by +1.39%, +7.01% and +22.39% for the past six months, one year and since inception periods respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL
(866) 2DF-DENT.)

For the year ending 12/31/04, Lipper Inc. ranked your Fund at #24 out of 418 funds in the Multi-Cap Growth Funds peer group, which represents the top 6%. On January 6, 2005 the WALL STREET JOURNAL reported your Fund as ranking #9 out of the Lipper Multi-Cap Growth Funds peer group. The latter ranking eliminated multiple share classes of the same fund. Consequently, 8 funds with 23 share classes ranked ahead of your Fund in the Lipper Multi-Cap Growth peer group. Recent Lipper rankings are as follows:

           AS OF JANUARY 31, 2005    DFDPX RANKING OUT OF PERCENTILE
           ----------------------    ------------- ------ ----------
           One Year                       42        428      10%
           Two Year                       76        404      19%
           Three Year                     30        353       9%

Lipper Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

As mentioned above the S&P 500 Composite Index is the benchmark used to compare your Fund's performance. This index includes the largest market capitalization sector of the stock market. The Russell 2000 Index includes 2000 small capitalization companies. The Russell 2000 Index has outperformed the S&P 500 Composite Index in each of the past 6 years (1999 through 2004). The S&P 500 outperformed the Russell 2000 in each of the prior 5 years (1994 through 1998). After six years of small companies leading the market, we believe that the mid-capitalization and large capitalization growth companies are entering a period of improving relative performance. Accordingly, we have increased your Fund's weighting in mid and large capitalization equities during the past six months as follows:

                                    6/30/2004 12/31/2004 % Change
                                    --------- ---------- --------
               Large Capitalization   32.3%      42.2%    + 9.9%
               Mid Capitalization..   37.7%      43.8%    + 6.1%
               Small Capitalization   24.1%      10.6%    -13.5%
               Reserve Funds.......    5.9%       3.4%    - 2.5%
                                     ------     ------
               Total Fund..........  100.0%     100.0%
                                     ======     ======

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

Furthermore, Barra divides the S&P 500 Composite Index into 2 components:
Growth and Value. For each of the past 5 years (2000-2004) the Barra Value Index has outperformed the Barra Growth Index. For each of the prior 5 years (1995-1999) the Growth Index outperformed Value. Believing that relative performance between growth and value sectors runs in cycles, it is our opinion that the stage is set for growth to begin to outperform value in the near future.

Consequently, we believe your Fund is properly positioned on both counts: mid and large cap versus small cap and also growth versus value. While we do not intend to suggest that future growth will be as favorable as the past two years, we have positioned your Fund in what we believe are the attractive sectors of the equity market.

With the Federal Reserve increasing interest rates six times between June 2004 and February 2005, we have clearly entered the upward interest rate cycle from the historic low levels of the past two years. In the past stock prices have managed to increase when interest rates have increased during a strong economy. However, household liquidity is currently quite low based upon a record low savings rate (less than 1%) and record high consumer debt (household debt currently 115% of disposable personal income). This combination suggests to us that higher interest rates will gain traction impacting the consumer and the stock market. These factors cause us to have a cautious outlook for the near future. However, our charter is to keep your Fund fully invested in exceptional growth companies. We believe that the performance of these equities over time will correlate highly with their underlying earnings growth rates. Consequently, we continue to take advantage of temporary weakness in individual holdings to add to positions, which we believe will perform well in the future.

On a personal note, I had the good fortune in my first years of investment management to work at T. Rowe Price for Charlie Shaeffer who passed away in December 2004. It is no accident that as your Fund's largest holding with the second largest unrealized gain as of December 31, 2004, T. Rowe Price has led the mutual fund industry and been free of conflicts and difficulties which have plagued other companies. Charlie Shaeffer's legacy lives on, and those of us who had the privilege to learn from him are most grateful.

We want to express our appreciation for the trust which you have placed in us through investing in the DF Dent Premier Growth Fund. We will continue to work diligently on your behalf.

Respectfully submitted,

/s/

Dan Dent
D.F. Dent & Company, Inc.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2004
--------------------------------------------------------------------------------

For the first six months of the fiscal year beginning July 1, 2004, your Fund experienced a total return of +8.57% versus a total return of +7.18% for the S&P 500 Index, the benchmark we use for performance comparisons. Cumulative performance versus the S&P 500 Index for various periods ending December 31, 2004 was as follows:

       PERIOD ENDED DECEMBER    DF DENT PREMIER                  OVER
              31, 2004            GROWTH FUND   S&P 500 INDEX PERFORMANCE
      ------------------------  --------------- ------------- -----------
      Six Months                    + 8.57         + 7.18       + 1.39
      Twelve Months                 +17.88         +10.87       + 7.01
      Inception (7/16/01)           +29.20         + 6.81       +22.39

In the Multi-Cap Growth peer group, Lipper Inc. has ranked the performance of the DF Dent Premier Growth Fund 24 out of 418 funds (top 6%) for the one year ended December 31, 2004. Some of the 23 funds ranked ahead of your Fund have multiple classes of shares. By eliminating multiple share classes of the same fund, your Fund ranked number 9 in the Multi-Cap peer group as reported on January 6, 2005 by the WALL STREET JOURNAL.

As is always the case, various political, economic and valuation issues weigh upon the equity markets. Specifically, disruption caused by Florida hurricanes, the ongoing drain of our resources in the quagmire of Iraq, and the twin deficits (trade and federal budget) have exerted negative influences upon the equity markets. At the same time good corporate profits, extended low interest rates and a decisive election in November relieving the fears of another contested result all contributed to a strong finish for the stock market in November and December.

Your Fund was certainly influenced by these market forces but in the end outperformed the market, as measured by our benchmark the S&P 500 Composite Index for the past 6 months and 1 year periods. Why? Management believes 3 factors contributed to the Fund's outperformance: strong earnings, concentration and selectivity. Portfolio companies delivered good earnings which met and often exceeded expectations. The 10 largest positions represented 32.51% of the Fund on June 30, 2004 and 32.22% as of December 31, 2004. Lastly, of the 15 new investments made in calendar year 2004, 12 appreciated and only 3 declined in value. Two of the three losers failed to meet earnings expectations and were sold.

The strategy employed in managing your Fund is constant. The manager seeks to maintain positions in those growth companies considered to be "best in class". Consequently, the strategy is not industry or sector specific. Any industrial sector whether it is tire retailing or communications technology is considered as long as we perceive attractive growth potential and believe that management executes as well as or better than its competition. TBC Corp (tire retailing) and Qualcomm (communications technology) were among your Fund's top 10 performers in the past six months since our last report to you. We believe the managements of both companies are "best in class".

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2004
--------------------------------------------------------------------------------

Two strategic themes employed during the past six months have been consolidation in financial institutions and specialty health care within niche markets. Consolidation within asset managers resulted from investors shifting assets to those managers perceived to be free of regulatory problems. T. Rowe Price experienced strong asset growth from positive cash flow into its funds. North Fork Bank completed two accretive acquisitions which increased its asset base significantly. White Mountains Insurance completed small "tuck in" acquisitions and also avoided heavy losses which plagued many insurers. We continued to build positions in specialty health care companies such as Idexx, Laboratory Corporation of America, Medtronic, and Zimmer.

Key sector trends that had a positive impact on the Fund were:

    1. Sustained strength in the Southeast Asian economies. This benefited companies such as Expeditors International, Qualcomm, and UPS.
    2. High energy prices. Apache, Burlington Resources and St. Mary Land and Exploration benefited from high prices for oil and natural gas particularly.
    3. Corporate outsourcing. Paychex, Bright Horizons Family, and Caremark all provide outsourced services to corporate employees more efficiently than the employer.

The following 5 positions made the greatest contributions to performance during the past 6 months:

                                      APPRECIATION     PER SHARE
                                     AS OF 12/31/04 AS OF 12/31/04*
             -                       -------------- ---------------
             Garmin                  $  379,968.20       14.9c
             T. Rowe Price              242,656.30        9.5c
             White Mountains            205,480.00        8.1c
             Chicago Bridge and Iron    187,952.00        7.4c
             TBC Corporation            177,698.16        7.0c
                                     -------------       ----
             5 Best Performers       $1,193,754.66       46.9c

While the following 5 positions represented the worst performing stocks in the past 6 months:

                                        DEPRECIATION     PER SHARE
                                       AS OF 12/31/04 AS OF 12/31/04*
          -                            -------------- ---------------
          Keystone Automotive           ($118,481.00)       (4.6c)
          Marsh & McClennan               (62,400.00)       (2.4c)
          Techne                          (48,581.00)       (1.9c)
          Clear Channel Communications    (41,106.00)       (1.6c)
          Vistacare                       (32,840.00)       (1.3c)
                                        ------------       -----
          5 Worst Performers            ($303,408.00)      (11.8c)

----------------------------------------
* Per share calculations are based upon 2,550,626.49 shares of DF Dent Premier Growth Fund outstanding as of 12/31/2004.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2004
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. REFERENCES TO THE S&P 500 AND RUSSELL INDICES ARE FOR COMPARATIVE PURPOSES ONLY. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

The views in this report were those of the Fund manager as of December 31, 2004 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (866) 2DF-DENT OR VISITING THE FUND'S WEBSITE AT WWW.DFDENT.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR (EFFECTIVE MARCH 1, 2005, FORUM FUND SERVICES, LLC WILL CHANGE ITS NAME TO FORESIDE FUND SERVICES, LLC.) (02/05)

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
FIVE LARGEST HOLDINGS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

                          DF DENT PREMIER GROWTH FUND
                             FIVE LARGEST HOLDINGS
                               DECEMBER 31, 2004

                                                                   PERCENT OF
                                                                   NET ASSETS
  QUANTITY            SECURITY             TOTAL COST MARKET VALUE OF THE FUND
  --------            --------             ---------- ------------ -----------

   19,000  T. Rowe Price Group, Inc.        $762,077   $1,181,800      3.6%
   35,000  Yankee Candle Co., Inc.           994,931    1,161,300      3.5%
   19,000  Garmin Ltd.                       775,992    1,155,960      3.5%
    1,700  White Mountains Insurance Group   664,027    1,098,200      3.3%
   37,000  North Fork Bancorp., Inc.         944,111    1,067,450      3.2%

The portfolio holdings are subject to change based upon Adviser portfolio trading activity.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund, including reinvestment of dividends and capital gains, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                                SINCE INCEPTION
 AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 SIX MONTHS ONE YEAR    07/16/01
 ------------------------------------------ ---------- -------- ---------------
         DFDent Premier Growth Fund             8.57%   17.88%       7.68%
         S&P 500 Index                          7.18%   10.87%       1.92%

 INVESTMENT VALUE ON 12/31/04
 ----------------------------
         DFDent Premier Growth Fund          $129,200
         S&P 500 Index                       $106,812

                                    [CHART]

               DF Dent Premier
                Growth Fund            S&P 500 Index
               ---------------         -------------
 7/16/2001         $100,000              $100,000
 7/31/2001          102,600               100,825
 8/31/2001           98,700                94,519
 9/30/2001           93,400                86,887
10/31/2001           95,800                88,545
11/30/2001          102,000                95,336
12/31/2001          105,300                96,171
 1/31/2002          101,000                94,769
 2/28/2002          101,000                92,941
 3/31/2002          102,400                96,437
 4/30/2002           99,800                90,592
 5/31/2002           99,200                89,927
 6/30/2002           89,200                83,524
 7/31/2002           83,000                77,015
 8/31/2002           84,200                77,519
 9/30/2002           77,600                69,102
10/31/2002           81,700                75,178
11/30/2002           85,600                79,599
12/31/2002           81,800                74,925
 1/31/2003           79,900                72,966
 2/28/2003           78,300                71,870
 3/31/2003           77,700                72,566
 4/30/2003           85,400                78,540
 5/31/2003           90,500                82,674
 6/30/2003           91,500                83,730
 7/31/2003           94,600                85,207
 8/31/2003           98,600                86,866
 9/30/2003           96,300                85,946
10/31/2003          103,600                90,805
11/30/2003          106,500                91,603
12/31/2003          109,600                96,404
 1/31/2004          113,200                98,173
 2/28/2004          115,800                99,538
 3/31/2004          117,000                98,036
 4/30/2004          116,600                96,499
 5/31/2004          116,000                97,821
 6/30/2004          119,000                99,722
 7/31/2004          115,100                96,417
 8/31/2004          113,500                96,805
 9/30/2004          116,700                97,852
10/31/2004          117,900                99,347
11/30/2004          124,900               103,366
12/31/2004          129,200               106,884


                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

            SHARES        SECURITY DESCRIPTION            VALUE
            ------ ----------------------------------- ------------
            COMMON STOCK - 96.8%
            AUTOMOTIVE - 5.9%
            29,000 Keystone Automotive Industries,
                   Inc.+                               $    674,250
            12,000 O'Reilly Automotive, Inc.+               540,600
            26,498 TBC Corp.+                               736,644
                                                       ------------
                                                          1,951,494
                                                       ------------
            BANKING - 7.2%
            12,000 East-West Bancorp, Inc.                  503,520
            37,000 North Fork Bancorp., Inc.              1,067,450
             5,000 Northern Trust Corp.                     242,900
            12,000 UCBH Holdings, Inc.                      549,840
                                                       ------------
                                                          2,363,710
                                                       ------------
            BUSINESS SERVICES - 6.6%
             9,000 Expeditors International
                   Washington, Inc.                         502,920
            27,000 Iron Mountain, Inc.+                     823,230
            17,000 Paychex, Inc.                            579,360
             3,000 United Parcel Service, Inc. Class B      256,380
                                                       ------------
                                                          2,161,890
                                                       ------------
            COMMUNICATION EQUIPMENT - 2.8%
            21,500 QUALCOMM, Inc.                           911,600
                                                       ------------
            COMMUNICATION SERVICES - 1.2%
             5,500 Amdocs Ltd.+                             144,375
            13,500 American Tower Corp. Class A+            248,400
                                                       ------------
                                                            392,775
                                                       ------------
            DISTRIBUTION & INDUSTRIAL SUPPLIES - 6.0%
            32,000 Donaldson Co., Inc.                    1,042,560
            15,000 Fastenal Co.                             923,400
                                                       ------------
                                                          1,965,960
                                                       ------------
            ELECTRONICS - 3.5%
            19,000 Garmin Ltd.                            1,155,960
                                                       ------------
            ENERGY SERVICES - 1.0%
             5,000 Schlumberger Ltd.                        334,750
                                                       ------------
            ENERGY SOURCES - 4.6%
            12,000 Apache Corp.                             606,840
            10,000 Burlington Resources, Inc.               435,000
            11,300 St. Mary Land & Exploration Co.          471,662
                                                       ------------
                                                          1,513,502
                                                       ------------
            ENTERTAINMENT - 4.0%
            20,500 Clear Channel Communications,
                   Inc.                                     686,545
            12,000 Comcast Corp. Class A+                   394,080
             1,482 Time Warner, Inc.+                        28,810
             8,000 Walt Disney Co.                          222,400
                                                       ------------
                                                          1,331,835
                                                       ------------

             SHARES        SECURITY DESCRIPTION           VALUE
             ------ ---------------------------------- ------------
             FINANCIAL SERVICES - 10.3%
             16,000 First Data Corp.                   $    680,640
             20,000 Fiserv, Inc.+                           803,800
             25,000 Jack Henry & Associates, Inc.           497,750
              4,500 SLM Corp.                               240,255
             19,000 T. Rowe Price Group, Inc.             1,181,800
                                                       ------------
                                                          3,404,245
                                                       ------------
             FOOD WHOLESALERS - 0.8%
             10,000 Performance Food Group Corp.+           269,100
                                                       ------------
             HEALTH CARE - 0.7%
              3,500 Johnson & Johnson                       221,970
                                                       ------------
             HEALTH CARE SERVICES - 2.4%
             20,500 Caremark Rx, Inc.+                      808,315
                                                       ------------
             HOME IMPROVEMENTS - 2.6%
              9,400 Mohawk Industries, Inc.+                857,750
                                                       ------------
             HOUSEHOLD PRODUCTS - 3.2%
             19,000 Procter & Gamble Co.                  1,046,520
                                                       ------------
             INFRASTRUCTURE - 1.9%
             15,500 Chicago Bridge & Iron Co. NV            620,000
                                                       ------------
             INSURANCE - 8.8%
              4,400 American International Group, Inc.      288,948
              8,000 Brown & Brown, Inc.                     348,400
              5,000 Marsh & McLennan Cos., Inc.             164,500
             19,000 RenaissanceRe Holdings Ltd.             989,520
              1,700 White Mountains Insurance Group       1,098,200
                                                       ------------
                                                          2,889,568
                                                       ------------
             LIFE SCIENCES - 5.8%
             12,500 Idexx Laboratories, Inc.+               682,375
              6,000 Invitrogen Corp.+                       402,780
             13,000 Laboratory Corp. of America
                    Holdings+                               647,660
              5,000 Techne Corp.+                           194,500
                                                       ------------
                                                          1,927,315
                                                       ------------
             MEDICAL PRODUCTS - 5.0%
             15,500 Medtronic, Inc.                         769,885
             11,000 Zimmer Holdings, Inc.+                  881,320
                                                       ------------
                                                          1,651,205
                                                       ------------
             MERCHANDISING - 10.3%
             26,000 Tractor Supply Co.+                     967,460
             19,500 Walgreen Co.                            748,215
              5,500 Whole Foods Market, Inc.                524,425
             35,000 Yankee Candle Co., Inc.+              1,161,300
                                                       ------------
                                                          3,401,400
                                                       ------------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

            SHARES          SECURITY DESCRIPTION            VALUE
           ---------- --------------------------------- ------------
           PHARMACEUTICALS - 1.0%
                5,000 Amgen, Inc.+                      $    320,750
                                                        ------------
           SERVICES - 1.2%
                6,100 Bright Horizons Family Solutions,
                      Inc.+                                  395,036
                                                        ------------
           Total Common Stock (Cost $25,545,857)          31,896,650
                                                        ------------

           PRINCIPAL
           ----------
           MONEY MARKET DEPOSIT ACCOUNT - 4.4%
           $1,449,066 Citibank Money Market Deposit
                      Account (Cost $1,449,066)            1,449,066
                                                        ------------
           TOTAL INVESTMENTS - 101.2%
                      (COST $26,994,923)*               $ 33,345,716
           Other Assets and Liabilities, Net - (1.2)%       (394,834)
                                                        ------------
           TOTAL NET ASSETS - 100.0%                    $ 32,950,882
                                                        ============

            PORTFOLIO HOLDINGS
            % OF TOTAL NET ASSETS
            Automotive                                          5.9%
            Banking                                             7.2%
            Business Services                                   6.6%
            Communication Equipment                             2.8%
            Communication Services                              1.2%
            Distribution & Industrial Supplies                  6.0%
            Electronics                                         3.5%
            Energy Services                                     1.0%
            Energy Sources                                      4.6%
            Entertainment                                       4.0%
            Financial Services                                 10.3%
            Food Wholesalers                                    0.8%
            Health Care                                         0.7%
            Health Care Services                                2.4%
            Home Improvements                                   2.6%
            Household Products                                  3.2%
            Infrastructure                                      1.9%
            Insurance                                           8.8%
            Life Sciences                                       5.8%
            Medical Products                                    5.0%
            Merchandising                                      10.3%
            Pharmaceuticals                                     1.0%
            Services                                            1.2%
            Money Market Deposit Account                        4.4%

----------------------------------------

+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $6,897,561
             Gross Unrealized Depreciation                (546,768)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $6,350,793
                                                        ==========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $26,994,923)                                  $33,345,716
   Receivables:
     Dividends                                                                          17,315
   Prepaid expenses                                                                      1,845
                                                                                   -----------

Total Assets                                                                        33,364,876
                                                                                   -----------

LIABILITIES
   Payables:
     Payables for investment securities purchased                                      344,257
   Accrued Liabilities:
     Investment adviser fees                                                            32,785
     Trustees' fees and expenses                                                           128
     Other expenses                                                                     36,824
                                                                                   -----------

Total Liabilities                                                                      413,994
                                                                                   -----------

NET ASSETS                                                                         $32,950,882
                                                                                   ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                 $26,678,076
   Accumulated net investment income (loss)                                            (62,442)
   Accumulated net realized gain (loss) on investments                                 (15,545)
   Unrealized appreciation (depreciation) on investments                             6,350,793
                                                                                   -----------

NET ASSETS                                                                         $32,950,882
                                                                                   ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $32,950,882 and 2,550,626 shares outstanding (unlimited
     shares authorized)                                                            $     12.92
                                                                                   ===========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income (Net of foreign withholding tax of $186)             $   93,746
                                                                        ----------
Total Investment Income                                                     93,746
                                                                        ----------

EXPENSES
   Investment adviser fees                                                 125,000
   Administrator fees                                                       25,814
   Transfer agency fees                                                     16,004
   Custodian fees                                                            5,284
   Accountant fees                                                          26,208
   Professional fees                                                        13,344
   Trustees fees and expenses                                                  731
   Registration fees                                                         2,823
   Miscellaneous expenses                                                   15,922
                                                                        ----------
Total Expenses                                                             231,130
   Fees waived and expenses reimbursed                                     (74,942)
                                                                        ----------
Net Expenses                                                               156,188
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                               (62,442)
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                   9,743
   Net change in unrealized appreciation (depreciation) on investments   2,664,445
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   2,674,188
                                                                        ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $2,611,746
                                                                        ==========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            Six Months Ended   Year Ended
                                                            December 31, 2004 June 30, 2004
                                                            ----------------- -------------
OPERATIONS
   Net investment income (loss)                                $   (62,442)    $   (88,635)
   Net realized gain (loss) on investments                           9,743             768
   Net change in unrealized appreciation (depreciation) on
     investments                                                 2,664,445       3,855,319
                                                               -----------     -----------
Increase (Decrease) in Net Assets from Operations                2,611,746       3,767,452
                                                               -----------     -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                               10,043,965       6,386,524
   Redemption of shares                                            (87,872)     (1,268,312)
                                                               -----------     -----------
Increase (Decrease) from Capital Transactions                    9,956,093       5,118,212
                                                               -----------     -----------

Increase (Decrease) in Net Assets                               12,567,839       8,885,664

NET ASSETS
   Beginning of Period                                          20,383,043      11,497,379
                                                               -----------     -----------
   End of Period (a)                                           $32,950,882     $20,383,043
                                                               ===========     ===========

SHARE TRANSACTIONS
   Sale of shares                                                  844,841         578,238
   Redemption of shares                                             (7,540)       (120,869)
                                                               -----------     -----------
Increase (Decrease) in Shares                                      837,301         457,369
                                                               ===========     ===========
(a) Accumulated net investment income (loss)                   $   (62,442)    $         -
                                                               ===========     ===========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                                                   July 16, 2001 (a)
                                     Six Months Ended   Year Ended    Year Ended        through
                                     December 31, 2004 June 30, 2004 June 30, 2003   June 30, 2002
                                     ----------------- ------------- ------------- -----------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                 $ 11.90         $  9.15       $  8.92         $ 10.00
                                          -------         -------       -------         -------

OPERATIONS
   Net investment income (loss)                - (b)        (0.04)        (0.03)          (0.03)
   Net realized and unrealized
     gain/(loss) on investments              1.02            2.79          0.26           (1.05)
                                          -------         -------       -------         -------
Total from Investment Operations             1.02            2.75          0.23           (1.08)
                                          -------         -------       -------         -------

NET ASSET VALUE, END OF PERIOD            $ 12.92         $ 11.90       $  9.15         $  8.92
                                          =======         =======       =======         =======

TOTAL RETURN (C)                             8.57%          30.06%         2.58%         (10.80%)

RATIO/SUPPLEMENTARY DATA
   Net Assets at End of Period
     (000's omitted)                      $32,951         $20,383       $11,497         $ 7,490
   Ratios to average net assets
     Net expenses                            1.25% (d)       1.25%         1.25%           1.25% (d)
     Gross expenses (e)                      1.85% (d)       2.09%         2.67%           3.25% (d)
     Net investment income (loss)           (0.50%)(d)      (0.58%)       (0.37%)         (0.47%)(d)

PORTFOLIO TURNOVER RATE                         4%             20%           14%              0%

----------------------------------------
(a) Commencement of operations.
(b) Less than $0.01 per share.
(c) Total return for periods less than one year is not annualized.
(d) Annualized.
(e) The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to the DFDent Premier Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation by primarily investing in medium and large size domestic companies. Medium size companies typically have market capitalizations of $1.5 billion to $7 billion. Large companies typically have market capitalizations greater than $7 billion.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles, generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - D.F. Dent & Company, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or with Citigroup or their affiliates. The Distributor receives no compensation from the Fund for this service. Effective March 1, 2005, the Distributor will change its name to Foreside Fund Services, LLC.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer to the Trust as well as certain additional compliance functions.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. No officer, except for the CCO, is compensated by the Trust.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive its fees to limit the Fund's net expenses to 1.25% of the Fund's average daily net assets through October 31, 2005. Citigroup has voluntarily waived a portion of its fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended December 31, 2004, fees waived were as follows:

                         INVESTMENT TRANSFER TOTAL FEES
                          ADVISORY   AGENCY    WAIVED
                         ---------- -------- ----------
                          $74,895     $47     $74,942

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $10,789,127 and $904,691, respectively, for the six months ended December 31, 2004.

NOTE 6. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2004, is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at http://www.sec.gov.

NOTE 7. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 8. SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES - The "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" column to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The "Hypothetical Return" row in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                    DF DENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                        BEGINNING ACCOUNT
                              VALUE       ENDING ACCOUNT VALUE EXPENSES PAID
                          JULY 1, 2004     DECEMBER 31, 2004   DURING PERIOD
                        ----------------- -------------------- -------------
    Actual Return           $1,000.00          $1,085.72           $6.57
    Hypothetical Return     $1,000.00          $1,018.90           $6.36

Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                                    DF DENT PREMIER GROWTH FUND

[LOGO]
DFDENT

                                    PREMIER
                                  GROWTH FUND


                             NASDAQ TICKER SYMBOL
                                     DFDPX

                              INVESTMENT ADVISER

                           D.F. Dent & Company, Inc.
                             Two East Read Street
                              Baltimore, MD 21202

                                TRANSFER AGENT

                        Forum Shareholder Services, LLC
                                  PO Box 446
                              Portland, ME 04112
                                (866) 2DF-DENT

                                www.dfdent.com

    The prospectus contains complete information, including risks, fees and expenses.

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS
                  -----------

By       /s/ David I. Goldstein
         ---------------------------
         David I. Goldstein, President

Date     03/03/05
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ David I. Goldstein
         -----------------------------------
         David I. Goldstein, President

Date     03/03/05
         -----------------------------------


By       /s/ Stacey E. Hong
         -----------------------------------
         Stacey E. Hong, Treasurer

Date     03/03/05
         -----------------------------------